UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 7, 2025

AKAMAI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27275	04-3432319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Broadway
Cambridge, Massachusetts 02142
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 444-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	AKAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 7, 2025, Janaki Akella and Bas Burger were elected to fill two vacancies on the Board of Directors (the “Board”) of Akamai Technologies, Inc. (“Akamai” or the “Company”). Dr. Akella and Mr. Burger were elected to serve until the Company’s 2026 Annual Meeting of Stockholders or until their successors are duly appointed and qualified. Dr. Akella was also appointed to the Audit Committee of the Board and the Finance Committee of the Board, and Mr. Burger was appointed to the Talent, Leadership and Compensation Committee of the Board and the Environmental, Social and Governance Committee of the Board.

Dr. Akella and Mr. Burger will receive compensation for their service on the Board consistent with Akamai’s Non-Employee Director Compensation Plan, which was previously filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024, subject to proration to reflect the commencement date of their service on the Board.

There are no arrangements or understandings between either Dr. Akella or Mr. Burger and any other person pursuant to which they were elected as directors. Neither Dr. Akella nor Mr. Burger has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On July 8, 2025, the Company issued a press release announcing the appointment of Dr. Akella and Mr. Burger to the Board. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated July 8, 2025
104	Cover page interactive data file (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 8, 2025	AKAMAI TECHNOLOGIES, INC.

/s/ Aaron S. Ahola
Aaron S. Ahola, Executive Vice President, General Counsel and Corporate Secretary